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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                ----------------------

                                       FORM 8-K

                                    CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

                                   November 3, 1997
                                    Date of Report
                          (Date of earliest event reported)

                                ----------------------

                           DECRANE AIRCRAFT HOLDINGS, INC.
                (Exact name of registrant as specified in its charter)


       Delaware                        0-22371                  34-1645569
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
 of incorporation)                                          Identification No.)


                2361 Rosecrans Avenue, Suite 180, El Segundo, CA 90245
            (Address, including zip code, of principal executive offices)


                                    (310) 725-9123
                 (Registrant's telephone number, including area code)

                                ----------------------

                155 Montrose West Avenue, Suite 210, Copley, OH 44321
                                    (330) 668-3061
         (Former address and telephone number of principal executive offices, if changed since last report)

                                ----------------------





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ITEM 5.   OTHER EVENTS

DEFINITIVE AGREEMENT TO ACQUIRE AUDIO INTERNATIONAL, INC.

     A copy of the press release issued by the Company on November 3, 1997 with respect to the Company signing a definitive agreement to acquire Audio International, Inc. is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the definitive purchase is also attached hereto as Exhibit 99.2 and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

c.  Exhibits.

    EXHIBIT
      NO.                     EXHIBIT DESCRIPTION
    -------    ---------------------------------------------------------------

     99.1 Press release issued by DeCrane Aircraft Holdings, Inc. on November 3, 1997

     99.2 Stock Purchase and Sale Agreement by and among Robert S. Brown, Rick Marsh and Wayne Richie, the shareholders of Audio International, Inc., and DeCrane Aircraft Holdings, Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             DECRANE AIRCRAFT HOLDINGS, INC.


November 3, 1997                        By:  /s/ R. JACK DECRANE
                                             ---------------------------------
                                             Name:  R. Jack DeCrane
                                             Title: Chairman of the Board and
                                                    Chief Executive Officer


November 3, 1997                        By:  /s/ ROBERT A. RANKIN
                                             ---------------------------------
                                             Name:  Robert A. Rankin
                                             Title: Chief Financial Officer and
                                                    Secretary


                                      -2-

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                                  EXHIBIT INDEX

    EXHIBIT
      NO.                     EXHIBIT DESCRIPTION
    -------    ---------------------------------------------------------------

     99.1 Press release issued by DeCrane Aircraft Holdings, Inc. on November 3, 1997

     99.2 Stock Purchase and Sale Agreement by and among Robert S. Brown, Rick Marsh and Wayne Richie, the shareholders of Audio International, Inc., and DeCrane Aircraft Holdings, Inc.